UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

                   Date of Report
                   (Date of earliest
                   event reported):    July 20, 2005


                          Journal Communications, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Wisconsin                     1-31805                  20-0020198
   ---------------            ------------------            ------------
   (State or other             (Commission File            (IRS Employer
   jurisdiction of                  Number)              Identification No.)
    incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                          -----------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.     Results of Operations and Financial Condition.
---------      ---------------------------------------------

               On July 20, 2005, Journal Communications, Inc. issued a press release announcing financial results for its second quarter ended June 26, 2005. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

               The press release furnished as Exhibit 99 to this Current Report on Form 8-K contains a discussion of the Company's EBITDA (which the Company defines as net earnings plus total other income and expense, provision for income taxes, gain/loss from discontinued operations, net, cumulative effect of accounting change, net, depreciation and amortization). The Company believes that EBITDA is relevant and useful because it helps improve investors' ability to understand the Company's operating performance and makes it easier to compare the Company's results with other companies that have different financing and capital structures or tax rates. The Company's management uses EBITDA, among other things, to evaluate the Company's operating performance, to value prospective acquisitions and as a component of incentive compensation targets for certain management personnel. The Company's lenders use EBITDA as one of the measures of the Company's ability to service its debt. EBITDA is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States. EBITDA should not be considered in isolation of, or as a substitute for, net earnings as an indicator of operating performance or cash flows from operating activities as a measure of liquidity. EBITDA, as the Company calculates it, may not be comparable to EBITDA measures reported by other companies. In addition, EBITDA does not represent funds available for discretionary use. A reconciliation of EBITDA to net earnings is included in the exhibits to the press release furnished as Exhibit 99 to this Current Report on Form 8-K.


Item 9.01.     Financial Statements and Exhibits.
---------      ---------------------------------

               (a)     Not applicable.

               (b)     Not applicable.

               (c) Exhibits. The following exhibits are being furnished -------- herewith:

                       (99) Press release of Journal Communications, Inc., dated July 20, 2005.

                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               JOURNAL COMMUNICATIONS, INC.



Date: July 20, 2005                            By: /s/ Paul M. Bonaiuto
                                                   -----------------------------
                                                   Paul M. Bonaiuto
                                                   Executive Vice President and
                                                   Chief Financial Officer

                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated July 20, 2005



Exhibit No.
-----------

   (99)          Press release of Journal Communications, Inc., dated July 20,
                 2005.